UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     March 18, 2008

                          METRO ONE DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

                           On The Go Healthcare, Inc.
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    ----------------------------------------

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On March 25, 2008, pursuant to stockholder consent, our Board of Directors authorized an amendment to our Amended and Restated Certificate of Incorporation, as amended, to change our name from On The Go Healthcare, Inc. to Metro One Development, Inc. and to effect a reverse split of the issued and outstanding shares of our common stock, par value $0.0001, on a 1 for 1,000 basis. We filed the Amendment with the Delaware Secretary of State on March 26, 2008 with an effective date of April 14, 2008. Nasdaq declared the reverse split and name change effective on April 14, 2008 (the "Effective Date").

As a result of the reverse split, on the Effective Date, each holder of common stock will receive 1 share for each 1,000 shares they own immediately prior to the Effective Date. We will not issue fractional shares in connection with the foregoing stock split. Fractional shares will be rounded up to the nearest whole share.

Effective at the opening of business on April 14, 2008, our common stock was traded on the Over-the-Counter Bulletin Board under the new symbol "MODI.OB."

A copy of the Amendment is attached to this current report as Exhibit 3.1 and is included herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-KSB and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01    EXHIBITS.

EXHIBIT
NUMBER          DESCRIPTION

3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, dated April 14, 2008 (filed herewith).


                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Metro One Development, Inc.
                                          --------------------------
                                                (Registrant)

Date    April 14, 2008

                                             /s/ Stuart Turk
                                          --------------------------
                                                 (Signature)

                                           Name: Stuart Turk
                                          Title: Chief Executive Officer and
                                                 President

EXHIBIT 3.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:16 PM 03/26/2008
Filed 05:08 PM 03/26/2008
SRV 080359893 - 3263360



                                 STATE OF DELAWARE
     CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF
             INCORPORATION, AS AMENDED, OF ON THE GO HEALTHCARE, INC.


On The Go Healthcare, Inc. filed a Certificate of Incorporation with the Secretary of State of Delaware on July 21, 2000. A Restated Certificate of Incorporation was filed on July 14, 2004. A Certificate of Amendment to the Restated Certificate of Incorporation was filed on September 22, 2004. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed on August 1, 2006. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, was filed on June 6, 2007 and corrected on July 18, 2007. A Certificate of Designation was filed on July 18, 2007. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, was filed on August 13, 2007. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, was filed on October 30, 2007. Following is an Amendment to the Amended and Restated Certificate of Incorporation, as amended:

It is hereby certified that:

1.  The name of the corporation (the "Corporation") is On The Go
    Healthcare, Inc.

2. The Amended and Restated Certificate of Incorporation, as amended, is hereby amended by deleting Article "First" thereof and inserting the following in lieu thereof:

"FIRST: The name of the corporation is: Metro One Development, Inc. ("hereinafter referred to as the Corporation").

3. The Amended and Restated Certificate of Incorporation, as amended, of this corporation is hereby amended by deleting Article "Fourth" thereof and inserting the following in lieu thereof:

"FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is: one billion one million (1,001,000,000) shares, consisting of a class of one billion (1,000,000,000) shares of Common Stock, par value of $0.0001 per share and a class of one million (1,000,000) shares of Preferred Stock, par value of $0.01 per share.

The Preferred Stock shall be issued in series.

The Board of Directors is authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series. The Board of Directors shall have the authority to determine the number of shares that will comprise each series. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designation, powers, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

(a) The rate and manner of payment of dividends, if any;

(b) Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable for shares in the event of liquidation, dissolution or other winding up of the Corporation;

(d) Sinking fund provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions, if any, on which shares may be converted or exchanged;

(f) Voting rights, if any; and

(g) Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Upon the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Date"), every one thousand issued and outstanding shares of the Corporation will be combined into and automatically become one outstanding share of Common Stock of the Corporation and the authorized shares of the Corporation shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended.
No fractional share shall be issued in connection with the foregoing stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated subsequent to the foregoing split and each fractional share resulting from such aggregation of each series held by a stockholder will be rounded to the nearest whole share. Shares of Common Stock that were outstanding prior to the Effective Date and that are not outstanding after the Effective Date shall resume the status of authorized but unissued shares of Common Stock.

4. Pursuant to resolution of its Board of Directors, a written consent of a majority of stockholders was obtained in accordance with Delaware General Corporation Law pursuant to which a total of 445,826,800 votes, constituting 67.8% of the total votes entitled to be cast on the action were voted in favor of the amendment.

5. This Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6. In accordance with Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment shall be effective on April 14, 2008.


IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 26th day of March, 2008.


By:      /s/ Stuart Turk
------------------------
Title: President, Chief Executive Officer and Chairman of the Board
Name:  Stuart Turk
       (Print or Type)